EXHIBIT B

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Thomas Westphal
Director: Thomas Westphal

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Anne Blondy-Touret
Director: Anne Blondy-Touret

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Gelsomina Vigliotti
Director: Gelsomina Vigliotti

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Carla Díaz Álvarez De Toledo
Director: Carla Díaz Álvarez De Toledo

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Filipe Cartaxo
Director: Filipe Cartaxo

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Marc Descheemaecker
Director: Marc Descheemaecker

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Arsène Jacoby
Director: Arsène Jacoby

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Julie Sonne
Director: Julie Sonne

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Des Carville
Director: Des Carville

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Konstantin J. Andreopoulos
Director: Konstantin J. Andreopoulos

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Attila György
Director: Attila György

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Andres Kuningas
Director: Andres Kuningas

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Armands Eberhards
Director: Armands Eberhards

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Miglė Tuskienė
Director: Miglė Tuskienė

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Kristina Sarjo
Director: Kristina Sarjo

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Eva Haghanipour
Director: Eva Haghanipour

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Silvija Belajec
Director: Silvija Belajec

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ László Baranyay
Director: László Baranyay

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Piotr Nowak
Director: Piotr Nowak

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Marinela Petrova
Director: Marinela Petrova

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Petr Pavelek
Director: Petr Pavelek

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Kyriacos Kakouris
Director: Kyriacos Kakouris

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Paul Debattista
Director: Paul Debattista

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Andrej Kavčič
Director: Andrej Kavčič

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)          the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)          Mr Bertrand de Mazières, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan, Mr Richard Teichmeister, Ms Nathalie de Weert and Mr Aldo Romani as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 11th day of December, 2020.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Ivan Lesay
Director: Ivan Lesay